                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2000



                       JONES INTERNATIONAL NETWORKS, LTD.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                      333-62077                  84-1470911
        --------                      ---------                  ----------
(State of Organization)         (Commission File No.)          (IRS Employer
                                                             Identification No.)


                   9697 E. Mineral Avenue, Englewood, CO 80112
                   -------------------------------------------
              (Address of principal executive office and Zip Code)


        Registrant's telephone number, including area code (303) 792-3111

Item 5. OTHER EVENTS.

     On March 14, 2000, Mr. James J. Krejci was appointed as a member of the Board of Directors of Jones International Networks, Ltd. (the "Company"). He shall serve in such capacity until the next annual meeting of the shareholders of the Company or until his successor is duly elected, qualified and acting.

     Mr. Krejci is President and CEO of Comtec International, Inc., a company in the specialized mobile radio services business, headquartered in Englewood, Colorado. Prior to joining Comtec International, Inc. in February 1998, Mr. Krejci was President and CEO of Imagelink Technologies, Inc., headquartered in Boulder, Colorado, from June 1996 to February 1998. Prior to that, he was President of the International Division of International Gaming Technology, the world's largest gaming equipment manufacturer, with headquarters in Reno, Nevada from May 1994 to February 1995.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JONES INTERNATIONAL
                                       NETWORKS, LTD.


Dated: April 13, 2000                  By: /s/ Jay B. Lewis
                                          ------------------------------
                                          Jay B. Lewis
                                          Group Vice President



                                       3